Ohio National Fund, Inc.

Supplement dated January 25, 2019

to the Summary Prospectus dated May 1, 2018

ON Omni Portfolio

The following supplements and amends the summary prospectus dated May 1, 2018:

The Board of Directors (the “Board”) of Ohio National Fund, Inc. has approved changes to the ON Omni Portfolio (the “Portfolio”). Effective February 1, 2019, BlackRock Investment Management, LLC (“BlackRock”) will replace Suffolk Capital Management, LLC (“Suffolk”) as the sub-adviser for the equity component (the stock asset class) of the Portfolio. As a result, there will be some changes in principal investment strategies and portfolio managers. Accordingly, effective February 1, 2019, certain disclosures in the Fund’s Summary Prospectus are revised to reflect these changes as described below.

(i)	Change in Principal Investment Strategies

Under the section entitled “Principal Investment Strategies,” Paragraph 3 is deleted in its entirety and replaced with the following:

The stock asset class is managed by BlackRock Investment Management, LLC (“BlackRock”) under a sub-advisory agreement with the Adviser. BlackRock began managing the stock asset class of the portfolio in February 2019. Within the stock asset class, BlackRock seeks long-term growth of capital. Current income is a secondary goal for the stock asset class.

BlackRock seeks to pursue these goals by investing in securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks that the Portfolio can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock then constructs and rebalances the stock asset class of the Portfolio by integrating its investment insights with the model-based optimization process. BlackRock has no stated minimum holding period for investments and may buy or sell securities whenever it sees an appropriate opportunity. The stock asset class may be invested in equity securities, including common stock, or securities or other instruments whose price is linked to the value of common stock.

(ii)	Change in Portfolio Managers

The section entitled “Management” is deleted in its entirety and replaced with the following:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Gary Rodmaker, CFA, FLMI, has been the portfolio manager of the fixed-income component of the Portfolio since 2016. Mr. Rodmaker is Vice President, Fixed Income for Ohio National Life. BlackRock Investment Management, LLC (“BlackRock”) serves as the investment sub-adviser for the equity component of the Portfolio. BlackRock has been a sub-adviser for the equity component of the Portfolio since February 1, 2019. Raffaele Savi, a Managing Director of BlackRock, and Travis Cooke, CFA, also a Managing Director of BlackRock, have been portfolio managers of the equity component of the Portfolio since February 2019.

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Please retain this supplement with your Prospectus for future reference.